                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21651
                                    ----------

                              The Drake Funds Trust
                               ------------------
               (Exact name of registrant as specified in charter)

               660 Madison Avenue, 16th Floor, New York, NY 10021
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven J. Luttrell
               660 Madison Avenue, 16th Floor, New York, NY 10021
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 756-1200
                                                    --------------

Date of fiscal year end: October 31, 2006
                         ----------------

Date of reporting period: October 31, 2006
                          ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. REPORTS TO STOCKHOLDERS.

DRAKE FUNDS TRUST

ANNUAL REPORT

October 31, 2006

[DRAKE FUNDS LOGO]

This material is authorized for use only when preceded or accompanied by the current prospectus for The Drake Funds Trust (the "Trust"). Investors should consider the investment objectives, risks, charges and expenses of any fund of the Trust carefully before investing. This and other information is contained in the Trust's prospectus. Please read the prospectus carefully before you invest or send money.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PRESIDENT'S LETTER..........................................    2

MANAGEMENT DISCUSSION AND ANALYSIS..........................    3

SCHEDULE OF INVESTMENTS.....................................   10

STATEMENTS OF ASSETS AND LIABILITIES........................   21

STATEMENTS OF OPERATIONS....................................   22

STATEMENTS OF CHANGES IN NET ASSETS.........................   23

FINANCIAL HIGHLIGHTS........................................   25

NOTES TO FINANCIAL STATEMENTS...............................   27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   34

OTHER INFORMATION...........................................   35

SHAREHOLDER FEE EXAMPLE.....................................   37

DIRECTORS AND OFFICERS......................................   38

STATEMENTS IN THE ANNUAL REPORT THAT REFLECT PROJECTIONS OR EXPECTATIONS OF FUTURE FINANCIAL OR ECONOMIC PERFORMANCE OF THE FUNDS AND OF THE MARKET IN GENERAL AND STATEMENTS OF THE FUNDS' PLANS AND OBJECTIVES FOR FUTURE OPERATIONS ARE FORWARD-LOOKING STATEMENTS. NO ASSURANCE CAN BE GIVEN THAT ACTUAL RESULTS OR EVENTS WILL NOT DIFFER MATERIALLY FROM THOSE PROJECTED, ESTIMATED, ASSUMED OR ANTICIPATED IN ANY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS THAT COULD RESULT IN SUCH DIFFERENCES, IN ADDITIONAL TO OTHER FACTORS NOTED WITH SUCH FORWARD-LOOKING STATEMENTS, INCLUDE, WITHOUT LIMITATION, GENERAL ECONOMIC CONDITIONS SUCH AS INFLATION, RECESSION, AND INTEREST RATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. (AN INVESTOR MAY OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY VISITING WWW.DRAKEFUNDS.COM.)

THIS ANNUAL REPORT WAS FIRST DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT DECEMBER 29, 2006.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to present you the Drake Funds Trust's second annual report for the period ended October 31, 2006. This report includes a management analysis of the market environment during the period and detailed information pertaining to the Drake Total Return Fund and the Drake Low Duration Fund's performance, holdings, and financial highlights. As of October 31, 2006, the net asset value of the Trust was approximately $45 million.

The twelve-month period began with indications of a robust global economy that was expanding at a steady rate. Following this positive period of performance, risk aversion across all asset classes, driven by concerns over the uncertainty of the US economy's outlook, tempered global markets' returns from May to June. Capital markets stabilized after the short-term sell-off in risk assets and a housing-driven slowdown in US economic growth led to a three-month rally across developed fixed income markets. On the following pages specific details regarding each fund's investment performance and a review of the principal factors that impacted returns during the fiscal year are provided.

We thank you for investing in the Drake Funds Trust and supporting our growing firm. Drake will continue to work hard and seek to meet each fund's investment objectives through innovative approaches within a risk-controlled framework. Please visit our website www.drakefunds.com or contact us at 1-866-372-5338 for additional information.

Sincerely,

/s/ Steven J. Luttrell

Steven J. Luttrell
President and Principal Executive Officer
Drake Funds Trust
October 31, 2006

                                                               DRAKE FUNDS TRUST

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                            ECONOMIC COMMENTARY

                             The early part of 2006 was characterized by robust global growth. From January to April, central banks in several developed countries continued to tighten monetary conditions, which resulted in higher yields across global bond markets. In the US, first quarter GDP was the strongest in six years, while survey data and economic activity in Europe showed that domestic spending drove economic expansion, resulting in more self-sustaining economic growth. Volatility spiked across global financial markets in May due to a broad deterioration in risk appetite that was stimulated by the uncertain US economic outlook. As a result, riskier assets that had performed strongly reversed a significant share of their year-to-date gains in a wave of profit taking and risk reduction. The broad sell-off in risk assets continued into the first half of June, but markets subsequently stabilized as the wholesale pull-back gave way to a period of greater differentiation across assets, with fundamentals appearing to play a greater role in price action. Despite healthy economic data in Europe and Japan, fixed income markets across the developed markets broadly rallied from June through October. During this period, attention was squarely focused on the US, as market participants feared that a housing-driven slowdown in US economic growth might lead a cool down in the global economy.

                             The US 10-year Treasury yield steadily rose in the first half of the year as the FOMC raised rates from 4.25% to 5.25%. The statement accompanying the FOMC's final hike in June surprised many investors and emphasized that further rate hikes would be data-dependent. Fixed income markets had expected a more definitive statement regarding the outcome of the forthcoming August meeting and rallied modestly in response. In ensuing months, the Federal Funds Rate was left unchanged but rates rallied on concerns over a housing-driven US growth slowdown. Rates also rallied in Europe despite stronger-than-expected growth and hawkish comments by ECB President Trichet.

                             US inflation expectations, as measured by breakeven spreads (nominal yields minus real yields), fell from August through October in anticipation of the slowdown in US growth. While data in Europe was robust, concerns over the global economic outlook entering 2007 were primarily centered on developments in the U.S. In addition, assessments of future economic conditions in Europe declined precipitously in recent months, suggesting that Europe's economic cycle may have peaked earlier in the year.

                             Economic data in Japan during the earlier half of the year offered signs of an improving economy and higher inflation. The Bank of Japan responded by ending the historic zero-rate policy and raising the benchmark rate 25 bps with a higher probability for further increases. Generally, the Japanese fixed income markets ignored the overall positive data and rallied in recent months following the lead of the US fixed income markets.

                            SECTOR COMMENTARY

                             With the return of investors' risk appetite after the sell-off in May and June, all spread sectors outperformed comparable duration Treasuries. In the credit

                                                               DRAKE FUNDS TRUST

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                             sector, the strong demand for credit, low global default rates, historically low spreads and benign third quarter earnings season supported robust high yield returns. Year-to-date through October 31st, the Lehman Brothers High Yield Index earned +567 bps of excess returns.

                             Demand for mortgage backed-securities (MBS) and structured products remained strong over the last ten months boosting the positive performance in these sectors. Significantly lower implied volatility, caused by the Fed's indications to remain on hold and an economy growing at below-trend, drove MBS performance. For the year, the Lehman Brothers Fixed Rate MBS Index generated +86 bps of excess returns versus comparable duration Treasuries.

                             Asset-backed and commercial mortgage-backed securities' spreads are at all time lows. Year-to-date issuance of asset-backed securities
                             (ABS) was down 6% from last year's over the same time period. Despite the weakness in the housing sector, demand from collateralized debt obligations drove the performance of residential ABS. Meanwhile, solid fundamentals, a growing economy, strong job growth, and excess cash in the market supported non-residential ABS. Similarly, the commercial mortgage-backed securities (CMBS) market was buoyed by the improved economic outlook. Through October 31st, the Lehman Brothers ABS and CMBS indices posted excess returns of +70 bps and +106 bps, respectively.

                             Emerging market assets also performed well over the year on the back of improving fundamentals in emerging market economies, the end of the Fed tightening cycle, and increased demand for riskier assets. Year-to-date, the EMBI+ Index returned +8.2%.

                            DRAKE TOTAL RETURN FUND PERFORMANCE
                            AND STRATEGY IMPACT

                             For the one-year period from November 1, 2005 through October 31, 2006, the Drake Total Return Fund ("Total Return") returned 6.48% (net of fees and expenses) versus a return of 5.19% of its benchmark, the Lehman Brothers US Aggregate Index.

                             Total Return held an overall short duration bias relative to the benchmark through February concentrated in the 10-year part of the curve. In March, an overall long duration bias was initiated, mainly through off-benchmark, non-US dollar denominated instruments, and maintained for the remainder of the fiscal year. The long duration bias was concentrated in allocations to Icelandic inflation-linked bonds, Argentine sovereign debt and Mexican short-dated swap instruments. In addition to holding non-dollar debt, Total Return was short the US dollar via currency exposure to the Swedish krona, Brazilian real, and Japanese yen. Reflecting Drake's cautious view on corporate credit Total Return held a short spread-duration position in US dollar instruments and an underweight in investment grade credit, slightly offset by an allocation to short maturity high yield instruments. Additionally, Total Return held a significant allocation to a diversified basket of highly liquid short duration asset-backed securities. Consistent with Drake's defensive approach to the structured products sector, Total Return holds higher-rated tranches and more

                                                               DRAKE FUNDS TRUST

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                             seasoned transactions that should be less vulnerable to spread widening should markets weaken.

                             The Fund's tactical positions, high yield securities and allocations to a basket of asset-backed securities were the largest contributors to outperformance over the year. Within the non-US dollar holdings, the currency positions generated a significant proportion of positive returns. For instance, since the long Swedish krona position was added to the portfolio in November, the currency appreciated approximately 11%. Total Return's long duration bias also contributed to performance. In July, the front-end of the Mexican swap curve tightened as much as 26 bps despite the disputed outcome of the July 2nd Presidential election, benefiting Total Return. The allocation to BB and B-rated securities consistently contributed to outperformance over the twelve-month period as the high yield market posted robust returns. Finally, positions in a basket of higher-rated structured product tranches provided stable positive returns.

                            DRAKE LOW DURATION FUND PERFORMANCE
                            AND STRATEGY IMPACT

                             For the one-year period from November 1, 2005 through October 31, 2006, the Drake Low Duration Fund ("Low Duration") returned 5.52% (net of fees and expenses) versus a return of 4.15% for its benchmark, the Merrill Lynch 1-3 Year US Treasury Index.

                             Low Duration held a short duration bias relative to the benchmark through mid-February, concentrated in the 10-year part of the US yield curve. In March, an overall long duration bias was initiated, mainly through off-benchmark, non-US dollar denominated instruments, and maintained for the remainder of the fiscal year. The long duration position was concentrated in Icelandic inflation-linked bonds, Argentine sovereign debt and Mexican short-dated swap instruments. In addition to holding non-dollar debt, Drake implemented a negative view on the US dollar via currency exposure to the Swedish krona, Japanese yen, and Brazilian real. Other off-benchmark exposures included a significant allocation to floating rate ABS concentrated in BBB-rated highly liquid credit card securities and a small percentage in short duration high yield instruments.

                             The largest contributors to outperformance were the currency allocations, the short US duration position and the diversified basket of structured products. For instance, since the long Swedish krona position was added to the portfolio in November, the currency appreciated approximately 11%. During the first few months of the fiscal year, the short duration position contributed to the portfolio significantly as higher interest rates and increased inflationary expectations triggered a rise in Treasury yields. Additionally, the shorter maturity B-rated high yield instruments generated positive earnings as the high yield market posted robust returns.

                                                         DRAKE TOTAL RETURN FUND
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                          AS OF OCTOBER 31, 2006

PORTFOLIO RISK EXPOSURE(1)
(PIE CHART)

ABS/CMBS                                                                          36
High Yield                                                                         7
Non-Dollar                                                                        10
Emerging Markets
Treasuries/Cash                                                                   21
Gov't Related                                                                      4
Mortgages                                                                         20
Corporate                                                                          1

PORTFOLIO SECTOR ALLOCATION(2)
(PIE CHART)

ABS                                                                               52
Non-USD                                                                            3
Short-Term Investments                                                             4
Mortgages                                                                         29
Corporate                                                                         12

PORTFOLIO SECTOR POSITIONS VS. BENCHMARK
DURATION CONTRIBUTION

Treasuries/Cash                                                                    10
Gov't Related                                                                       0
Mortgages                                                                          -1
Corporate                                                                         -13
ABS/CMBS                                                                            1
High Yield                                                                          1
Iceland                                                                             5
Japan                                                                              -8
Mexico                                                                              2
Emerging Markets                                                                    0

SUMMARY PORTFOLIO
CHARACTERISTICS

---------------------------------------------------------------
                                       LEHMAN
                         DRAKE        BROTHERS
                       PORTFOLIO    US AGGREGATE    DIFFERENCE
---------------------------------------------------------------
  Duration                4.28           4.52          -0.24
---------------------------------------------------------------
  Convexity              -0.34          -0.22          -0.12
---------------------------------------------------------------
  Yield to Maturity       5.55           5.30           0.25
---------------------------------------------------------------
  OAS                       59             42             17
---------------------------------------------------------------
  Credit Quality         A+/A1        AA1/AA2
---------------------------------------------------------------

Source: Drake Management & Lehman Brothers

(1) Exposures inclusive of futures and mortgage TBAs.

(2) Portfolio sector allocation by market value.

                                                         DRAKE TOTAL RETURN FUND

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                          AS OF OCTOBER 31, 2006

INVESTMENT THEMES

- Underweight investment grade credit, favoring beta adjusted credit exposure through high yield securities

- Icelandic and Argentinian inflation linked-bond allocations

- Currency positions in the Swedish Krona, Japanese Yen and Brazilian Real versus US Dollar
- Allocation to Mexican two-year interest rate instruments

- Short duration Japanese government bonds

PERFORMANCE VS. BENCHMARK

------------------------------------------------------------
                          FISCAL      FISCAL        SINCE
                         Q4 2006*    YTD 2006*    INCEPTION*
------------------------------------------------------------
  Drake Total
  Return Fund              2.92%       6.48%        4.96%
------------------------------------------------------------
  Lehman Brothers
  US Aggregate             3.10%       5.19%        3.60%
------------------------------------------------------------

GROWTH OF $5,000,000 SINCE INCEPTION
PERFORMANCE VS. BENCHMARK


                                                                  DRAKE TOTAL RETURN FUND          LEHMAN BROTHERS US AGGREGATE
                                                                  -----------------------          ----------------------------
Dec-04                                                                    5000000                            5000000
Oct-05                                                                    5133580                            5072820
Oct-06                                                                    5466020                            5335760

* - The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if any applicable taxes were deducted. Fee waivers and expense reimbursements reduced expenses of the Fund and in the absence of such waiver or reimbursement, the performance quoted would be reduced.
    Data as of October 31, 2006. Drake Total Return Fund commenced operations on December 30, 2004. Net performance depicted after deduction of 0.43% for fees and expenses as calculated per the administrator, State Street Bank. Performance over one year is annualized. The Lehman Brothers US Aggregate Index (the "Index"), which has substantially similar composition to the portfolio, may be used for comparison purposes. The Index is an unmanaged index of investment grade, US dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index and the Index does not incur any fees and expenses. The chart assumes reinvestment of dividends and other earnings, where applicable.

                                                         DRAKE LOW DURATION FUND

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                          AS OF OCTOBER 31, 2006

PORTFOLIO SECTOR ALLOCATION(2)

PORTFOLIO RISK EXPOSURE(1)
(PIE CHART)

MBS                                                                               14
Corporate                                                                         11
Non-USD                                                                            5
Short-Term Investments                                                             4
ABS                                                                               66

(PIE CHART)

US Treasuries/Cash                                                                35
Mortgages                                                                          7
Corporate                                                                          3
Emerging Markets
ABS/CMBS                                                                          38
High Yield                                                                         4
Non-USD                                                                           13

ASSET-BACKED SECURITIES BY SECTOR(3)
(PIE CHART)

Home Equity ABS                                                                   21
Other ABS                                                                          9
Credit Card ABS                                                                    4
Home Equity ABS                                                                   23
Other ABS                                                                          6
Credit Card ABS                                                                   37

SUMMARY PORTFOLIO
CHARACTERISTICS

----------------------------------------------------------------
                                    MERRILL LYNCH
                                       1-3 YR
                         DRAKE       US TREASURY
                       PORTFOLIO        INDEX        DIFFERENCE
----------------------------------------------------------------
  Duration                1.99           1.68            0.31
----------------------------------------------------------------
  Convexity              -0.04           0.04           -0.08
----------------------------------------------------------------
  Yield to Maturity       5.35           4.75            0.60
----------------------------------------------------------------
  OAS                       38             -1              39
----------------------------------------------------------------
  Credit Quality         A+/A1          Gov't
----------------------------------------------------------------

Source: Drake Management & Merrill Lynch

(1) Exposures inclusive of futures.

(2) Portfolio sector allocation by market value.

(3) Asset-Backed allocation by market value.

                                                         DRAKE LOW DURATION FUND

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                          AS OF OCTOBER 31, 2006

INVESTMENT THEMES

- Significant allocation to ABS focusing on floating-rate issues

- Favor non-prepayment sensitive collateral

- Credit card allocation in highly liquid BBB-rated securities

- Allocation to higher-yielding seasoned CMOs
- Currency positions in the Swedish Krona, Japanese Yen and Brazilian Real versus the US Dollar

- Short duration Japanese government bonds

- Allocation to Mexican two-year interest rate instruments

PERFORMANCE VS. BENCHMARK

-------------------------------------------------------------
                          FISCAL      FISCAL         SINCE
                         Q4 2006*    YTD 2006*    INCEPTION*
-------------------------------------------------------------
  Drake Low Duration
  Fund                    1.58%        5.52%         4.65%
-------------------------------------------------------------
  Merrill Lynch 1-3
  Yr Treasury             1.61%        4.15%         3.25%
-------------------------------------------------------------

GROWTH OF $5,000,000 SINCE INCEPTION
PERFORMANCE VS. BENCHMARK

                                                                  DRAKE LOW DURATION FUND        MERRILL LYNCH 1-3 YEAR TREASURY
                                                                  -----------------------        -------------------------------
Apr-05                                                                      5000000                            5000000
Oct-05                                                                      5068860                            5034740
Oct-06                                                                      5348830                            5241710

* - The performance data above represent past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if any applicable taxes were deducted. Fee waivers and expense reimbursements reduced expenses of the Fund and in the absence of such waiver or reimbursement, the performance quoted would be reduced.
    Data as of October 31, 2006. Drake Low Duration Fund commenced operations on May 9, 2005. Net performance depicted after deduction of 0.43% for fees and expenses as calculated per the administrator, State Street Bank. Performance over one year is annualized. The Merrill Lynch 1-3 Year Treasury Index (the "Index"), which has substantially similar composition to the portfolio, may be used for comparison purposes. The Index is an unmanaged index of US Treasury debt having a maturity from one to three years. It is not possible to invest directly in the Index and the Index does not incur any fees and expenses. The chart assumes reinvestment of dividends and other earnings, where applicable.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
ASSET-BACKED SECURITIES - 70.56%
AUTOMOBILES - 1.95%
  Carmax Auto Owner Trust, Series 2004-1, Class D, 3.52%,
     11/15/2010                                                 $   110,983    $   108,781
  CPS Auto Trust, Series 2005-A, Class A2, 4.78%, 10/15/2011
     144A                                                           249,799        248,317
  New South Motor Vehicle Trust, Series 2002-A, Class A3,
     3.03%, 11/15/2010                                              123,021        121,641
  Union Acceptance Corp., Series 2002-A, Class A4, 4.59%,
     7/8/2008+                                                          916            915
                                                                               -----------
                                                                                   479,654
                                                                               -----------
CREDIT CARDS - 25.74%
  American Express Credit Account Master Trust:
     Series 2001-5, Class B, 5.77%, 11/15/2010+                     600,000        603,188
     Series 2004-1, Class B, 5.57%, 9/15/2011+                      400,000        401,500
  Bank One Issuance Trust:
     Series 2003-C1, Class C1, 4.54%, 9/15/2010                     182,000        180,038
     Series 2003-C2, Class C2, 6.46%, 12/15/2010+                   350,000        354,485
     Series 2003-C4, Class C4, 6.35%, 2/15/2011+                    194,000        196,455
  Chase Credit Card Master Trust:
     Series 2004-1, Class C, 5.79%, 5/15/2009+                      500,000        500,313
     Series 2003-6, Class C, 6.12%, 2/15/2011+                      150,000        151,664
  Citibank Credit Card Issuance Trust:
     Series 2002-C3, Class C3, 6.53%, 12/15/2009+                   240,000        242,400
     Series 2003-C3, Class C3, 4.45%, 4/7/2010                      600,000        591,844
  Discover Card Master Trust I, Series 2001-1, Class B,
     5.87%, 7/15/2010+                                              526,000        529,123
  GE Capital Credit Card Master Note Trust:
     Series 2004-1, Class B, 5.62%, 6/15/2010+                      300,000        300,422
     Series 2004-1, Class C, 5.87%, 6/15/2010+                      600,000        601,406
  Household Affinity Credit Card Master Note Trust I, Series
     2003-1, Class C, 6.77%, 2/15/2010+                             650,000        659,953
  MBNA Credit Card Master Note Trust:
     Series 2003-C3, Class C3, 6.67%, 10/15/2010+                   600,000        610,031
     Series 2003-C1, Class C1, 7.02%, 6/15/2012+                    375,000        391,494
                                                                               -----------
                                                                                 6,314,316
                                                                               -----------
FINANCE - 0.20%
  Green Tree Financial Corp., Series 1994-1, Class A5,
     7.65%, 4/15/2019                                                46,331         48,060
                                                                               -----------
HOME EQUITY - 38.42%
  Advanta Mortgage Loan Trust:
     Series 1999-3, Class A7, 5.72%, 8/25/2029+                     234,190        234,336
     Series 2000-1, Class A7, 5.55%, 6/25/2030+                     177,640        177,723
  Amresco Residential Securities Mtg Loan Trust, Series
     1997-1, Class A8, 7.24%, 3/25/2027                             125,544        125,051
  Argent Securities, Inc.:
     Series 2003-W10, Class A2B, 5.92%, 1/25/2034+                  175,524        175,688
     Series 2006 M1, Class A2C, 5.47%, 7/25/2036+                   500,000        500,415

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
HOME EQUITY - CONTINUED
  BankBoston Home Equity Loan Trust, Series 1998-2, Class
     A7, 6.14%, 6/25/2013                                       $   390,515    $   390,110
  Bear Stearns Asset Backed Securities, Inc., Series 2000-1,
     Class AF, 8.02%, 3/25/2030+                                    234,337        233,971
  Conseco Finance:
     Series 2001-C, Class A4, 6.19%, 3/15/2030                      150,579        150,687
     Series 2002-A, Class A5, 7.05%, 4/15/2032                      244,793        249,429
  Contimortgage Home Equity Loan Trust, Series 1997-5, Class
     A8, 5.92%, 3/15/2024+                                          258,922        258,962
  Credit Suisse First Boston Mortgage, Series 2001-HE8,
     Class A1, 6.49%, 2/25/2031                                     515,510        514,463
  Delta Funding Home Equity Loan Trust:
     Series 1995-2, Class A5, 7.10%, 1/25/2027                      159,347        158,948
     Series 1997-2, Class A6, 7.04%, 6/25/2027                       60,992         60,849
     Series 1997-1, Class A6, 7.21%, 4/25/2029                       39,864         39,777
     Series 1998-1, Class A6F, 6.52%, 5/25/2030                     123,992        123,663
  Equivantage Home Equity Loan Trust, Series 1997-2, Class
     A4, 7.50%, 7/25/2028                                            16,464         16,400
  FHLMC Structured Pass Through Securities, Series T-13,
     Class A7, 6.085%, 9/25/2029                                    173,295        173,105
  GE Capital Mortgage Services, Series 1998-HE2, Class A7,
     6.215%, 9/25/2028                                               48,174         47,976
  Greenpoint Home Equity Loan Trust, Series 2003-1, Class A,
     5.59%, 4/15/2029+                                              103,992        104,025
  Home Equity Asset Trust, Series 2006-3, Class 2A1, 5.39%,
     7/25/2036+                                                     249,829        249,868
  IMC Home Equity Loan Trust, Series 1995-3, Class A5,
     7.50%, 4/25/2026                                               172,379        172,052
  Master Asset Backed Securities Trust, Series 2004 OPT2,
     Class A1, 5.67%, 9/25/2034+                                    492,169        492,815
  Mellon Residential Fdg Corp. 2001 HEIL, Class A4, 7.115%,
     2/25/2021+,                                                    214,061        213,592
  Morgan Stanley ABS Capital I, Series 2004-HE2, Class A4,
     5.68%, 3/25/2034+                                              371,152        371,268
  Morgan Stanley Dean Witter Capital I, Series 2002-NC3,
     Class A2, 5.60%, 8/25/2032+                                    133,757        133,778
  Morgan Stanley Home Equity Loans, Series 2006-3, Class A1,
     5.37%, 4/25/2036+                                              157,980        157,980
  Option One Mortgage Loan Trust:
     Series 2002-2, Class A, 5.86%, 6/25/2032+                      564,768        564,973
     Series 2002-3, Class A1, 5.82%, 8/25/2032+                      64,710         64,730
     Series 2003-1, Class A2, 5.74%, 2/25/2033+                      39,464         39,544
  Paine Webber Mortgage Acceptance Corp., Series 2000-HE1,
     Class A5, 8.32%, 2/25/2030                                     286,763        286,584

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
HOME EQUITY - CONTINUED
  Popular ABS Mortgage Pass-Through Trust, Series 2004-4,
     Class AF1, 5.57%, 9/25/2034+                               $   118,893    $   118,968
  Provident Bank Home Equity Loan Trust:
     Series 2000-1, Class A2, 5.58%, 3/25/2030+                     251,428        251,545
     Series 1999-2, Class A3, 5.84%, 7/25/2030+                     328,241        328,343
  Renaissance Home Equity Loan Trust, Series 2005-2, Class
     AF1, 5.43%, 8/25/2035+                                          13,433         13,433
  Residential Asset Securities Corp.:
     Series 2001-KS1, Class AI6, 6.349%, 3/25/2032                  802,768        800,761
     Series 2002-KS2, Class AI5, 6.779%, 4/25/2032                  715,116        721,150
  Residential Funding Mortgage Securities II, Inc.:
     Series 1999-HI8, Class AI7, 7.97%, 11/25/2029                   41,406         41,263
     Series 2001-HS2, Class A5, 6.92%, 4/25/2031                    483,412        482,430
  Salomon Brothers Mortgage Securities VII, Series 1998-NC3,
     Class A5, 6.93%, 8/25/2028                                     165,442        165,261
  Saxon Asset Securities Trust, Series 2002-2, Class AV,
     5.58%, 8/25/2032+                                               20,232         20,213
                                                                               -----------
                                                                                 9,426,129
                                                                               -----------
RESIDENTIAL MORTGAGES - 4.25%
  Countrywide Asset-Backed Certificates:
     Series 2001-BC3, Class A, 5.80%, 12/25/2031+                   190,014        190,044
     Series 2002-BC1, Class A, 5.98%, 4/25/2032+                    302,523        302,664
     Series 2004-BC1, Class A1, 5.55%, 4/25/2034+                   103,540        103,605
  First Franklin Mortgage Loan Trust, Series 2004-FF10,
     Class A2, 5.72%, 12/25/2032+                                    39,443         39,529
  Residential Asset Mortgage Products, Inc., Series
     2000-RS4, Class AI4, 7.72%, 12/25/2032                         407,161        406,462
                                                                               -----------
                                                                                 1,042,304
                                                                               -----------
     TOTAL ASSET-BACKED SECURITIES - (COST $17,361,903)                         17,310,463
                                                                               -----------
CORPORATE BONDS & NOTES - 15.64%
AUTOMOTIVE - 2.03%
  Ford Motor Credit Co., 6.50%, 1/25/2007                           250,000        249,562
  General Motors Acceptance Corp., 6.125%, 1/22/2008                250,000        248,845
                                                                               -----------
                                                                                   498,407
                                                                               -----------
CABLE TV - 1.66%
  CSC Holdings, Inc., 7.875%, 12/15/2007                            400,000        406,500
                                                                               -----------
CONTAINERS - METAL/GLASS - 1.03%
  Owens-Illinois, Inc., 7.35%, 5/15/2008                            250,000        252,500
                                                                               -----------

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
ENTERTAINMENT/LEISURE - 2.15%
  MGM Mirage, Inc., 9.75%, 6/1/2007                             $   250,000    $   256,250
  Universal City Development Partners, Ltd., 11.75%,
     4/1/2010                                                       250,000        270,624
                                                                               -----------
                                                                                   526,874
                                                                               -----------
FINANCE - 1.07%
  Ucar Finance, Inc., Guaranteed Senior Note, 10.25%,
     2/15/2012                                                      250,000        263,438
                                                                               -----------
MACHINERY - 1.09%
  Case New Holland, Inc., 9.25%, 8/1/2011                           250,000        266,563
                                                                               -----------
OIL & GAS - 0.86%
  Premcor Refining Group, Inc., 9.25%, 2/1/2010                     200,000        211,014
                                                                               -----------
OIL COMPANY - EXPLORATION & PRODUCTION - 1.08%
  Cimarex Energy Co., 9.60%, 3/15/2012                              250,000        264,375
                                                                               -----------
PIPELINE - 0.52%
  El Paso Corp., 7.625%, 8/16/2007                                  125,000        127,188
                                                                               -----------
RADIO - 1.05%
  Radio One, Inc., Series B, 8.875%, 7/1/2011                       250,000        258,125
                                                                               -----------
REAL ESTATE INVESTMENT TRUST - 2.06%
  Host Marriott LP, Series I, 9.50%, 1/15/2007                      500,000        505,625
                                                                               -----------
TELECOMMUNICATIONS - 1.04%
  Nextel Communications, Inc., 6.875%, 10/31/2013                   250,000        255,720
                                                                               -----------
     TOTAL CORPORATE BONDS & NOTES - (COST $3,842,630)                           3,836,329
                                                                               -----------
MORTGAGE-BACKED SECURITIES - 38.90%
  Chase Mortgage Finance Corp., 5.471%, Series 2005-A2,
     Class 3A3, 1/25/2036                                           322,276        321,585
  FNMA(+), 6.00%, November 2006 30 Year TBA,                      1,650,000      1,659,926
  FNMA(+), 5.50%, November 2006 30 Year TBA,                      4,450,000      4,397,504
  FNMA PAC, 6.50%, Series 1994-51, Class PJ, 9/25/2023              208,056        207,874
  Freddie Mac Gold Pool(+), 5.50%, November 2006 15 Year
     TBA,                                                         2,000,000      2,001,250
  JP Morgan Mortgage Trust, 4.954%, Series 2005-A8, Class
     2A1, 11/25/2035+                                               234,704        232,853
  Structured Asset Securities Corp., 5.84%, Series 1998-8,
     Class A3, 8/28/2028+                                           339,472        339,552
  Structured Asset Securities Corp., 4.00%, Series 2003-21,
     Class 2A1, 8/25/2033                                           388,437        381,052
                                                                               -----------
     TOTAL MORTGAGE-BACKED SECURITIES - (COST $9,539,974)                        9,541,596
                                                                               -----------

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
FOREIGN BONDS & NOTES + - 4.17%
ARGENTINA - 0.51%
  GOVERNMENT - 0.51%
     Argentina Bocon, 2.00%, 1/3/2010+                              239,683    $   125,662
                                                                               -----------
ICELAND - 3.66%
  SOVEREIGN AGENCY - 3.66%
     Housing Finance Fund, Series 2, 3.75%, 4/15/2034            64,544,066        897,299
                                                                               -----------
     TOTAL FOREIGN BONDS & NOTES - (COST $1,108,768)                             1,022,961
                                                                               -----------
SHORT-TERM INVESTMENTS - 5.30%
  Federal Home Loan Bank Discount Notes, 11/3/2006              $ 1,300,000      1,299,461
                                                                               -----------
     TOTAL SHORT TERM INVESTMENTS - (COST $1,299,461)                            1,299,461
                                                                               -----------
TOTAL INVESTMENTS - 134.57% - (COST $33,152,736)**                              33,010,810
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS - (34.57)%                          (8,479,814)
                                                                               -----------
NET ASSETS - 100.00%                                                           $24,530,996
                                                                               ===========

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                      10/31/2006

OPEN SWAP AGREEMENTS AS OF OCTOBER 31, 2006:

                                                                                UNREALIZED
                                                                               APPRECIATION
                        DESCRIPTION                             NOTIONAL      (DEPRECIATION)
                        -----------                          --------------   ---------------
Receive fixed rate equal to 4.55% and pay floating rate
based on 3-month LIBOR.                                      $    1,000,000      $(34,089)
Broker: Morgan Stanley
Exp. 9/7/2014
Receive fixed rate equal to 4.975% and
pay floating rate based on a 3-month LIBOR.
Broker: Morgan Stanley
Exp. 9/7/2019                                                $    1,000,000       (17,110)
Receive fixed rate equal to 8.11% and pay floating rate
based on 28 day MXN TIIE-BANXICO.
Broker: Lehman Brothers
Exp. 8/24/2007                                               MXN 52,800,000        22,884
                                                                                 --------
                                                                                 $(28,315)
                                                                                 ========

OPEN LONG FUTURES CONTRACTS AS OF OCTOBER 31, 2006:

  NUMBER
    OF                                                           NOTIONAL        UNREALIZED
CONTRACTS                     DESCRIPTION                        (000'S)        APPRECIATION
---------                     -----------                     --------------   ---------------
    9       U S Treasury Note 2-Year Futures, December 06     $        1,800      $  3,922
    15      U S Treasury Note 5-Year Futures, December 06              1,500        12,280
    40      U S Treasury Note 10-Year Futures, December 06             4,000        55,245
    15      U S Treasury Bond Futures, December 06                     1,500        42,397
                                                              --------------      --------
                                                              $        8,800      $113,844
                                                              ==============      ========

OPEN SHORT FUTURES CONTRACTS AS OF OCTOBER 31, 2006:

  NUMBER
    OF                                                           NOTIONAL        UNREALIZED
CONTRACTS                     DESCRIPTION                        (000'S)        DEPRECIATION
---------                     -----------                     --------------   ---------------
    2       Japan Government Bond 10 Year Futures, December   JPY   (200,000)     $ (3,079)
            06
                                                              --------------      --------

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                      10/31/2006

OPEN FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 2006:

                                             CONTRACT VALUE   CURRENT VALUE   EXPIRATION    UNREALIZED
FOREIGN CURRENCY PURCHASED  FOREIGN AMOUNT        USD              USD           DATE      APPRECIATION
--------------------------  --------------   --------------   -------------   ----------   ------------
BRL                            2,225,004       $1,003,022      $1,040,096      Nov-2006      $37,074
BRL                              510,000          236,923         236,974      Dec-2006           51
JPY                          118,000,000          998,342       1,011,648      Nov-2006       13,306
SEK                            7,470,000        1,026,420       1,036,744      Nov-2006       10,324
                                               ----------      ----------                    -------
                                               $3,264,707      $3,325,462                    $60,755
                                               ==========      ==========                    =======

                                            CONTRACT VALUE   CURRENT VALUE   EXPIRATION    UNREALIZED
FOREIGN CURRENCY SOLD      FOREIGN AMOUNT        USD              USD           DATE      DEPRECIATION
---------------------      --------------   --------------   -------------   ----------   ------------
BRL                           1,720,000       $  797,034      $  804,028      Nov-2006      $ (6,994)
BRL                             505,004          235,983         236,068      Nov-2006           (85)
ISK                          61,000,000          890,290         894,946      Nov-2006        (4,656)
                                              ----------      ----------                    --------
                                              $1,923,307      $1,935,042                    $(11,735)
                                              ==========      ==========                    ========

FOOTNOTES AND ABBREVIATIONS:
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. Unless otherwise indicated, these securities are not considered to be illiquid.
+ Variable rate security. Interest rate shown reflects the rate in effect at 10/31/2006.
(+)        Security is subject to delayed settlement.
+ Unless otherwise indicated, all securities are denominated in currency of issuer's country of origin.
** All or a portion of this portfolio is segregated for securities sold short, futures, swaps and TBAs.
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
LIBOR      London Interbank Offering Rate
PAC        Planned Amortization Class
TBA        To Be Announced
MXN TIIE-
BANXICO Mexican Interbank Equilibrium Interest Rate on the reset date as published by Banco de Mexico.
MXN        Mexican Peso
BRL        Brazilian Real
JPY        Japanese Yen
SEK        Swedish Krona
ISK        Iceland Krona

See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND
--------------------------------------------------------------------------------

                                                         SCHEDULE OF INVESTMENTS
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
ASSET-BACKED SECURITIES - 66.93%
AUTOMOBILES - 0.41%
  New South Motor Vehicle Trust, Series 2002-A, Class A3,
     3.03%, 11/15/2010                                          $    82,014    $    81,094
                                                                               -----------
CREDIT CARDS - 27.19%
  American Express Credit Account Master Trust, Series
     2004-1, Class B, 5.57%, 9/15/2011+                             500,000        501,875
  Bank One Issuance Trust:
     Series 2002-C1, Class C1, 6.28%, 12/15/2009+                   500,000        501,641
     Series 2003-C2, Class C2, 6.46%, 12/15/2010+                   362,000        366,638
     Series 2004-C1, Class C1, 5.82%, 11/15/2011+                   100,000        100,609
  Chase Credit Card Master Trust:
     Series 2004-1, Class C, 5.79%, 5/15/2009+                      350,000        350,219
     Series 2003-6, Class C, 6.12%, 2/15/2011+                      125,000        126,387
  Citibank Credit Card Issuance Trust:
     Series 2001-B2, Class B2, 5.86%, 12/10/2008+                   500,000        500,157
     Series 2002-C3, Class C3, 6.53%, 12/15/2009+                   480,000        484,800
  Discover Card Master Trust I, Series 2002-2, Class B,
     5.45%, 10/15/2009                                              500,000        499,922
  GE Capital Credit Card Master Note Trust:
     Series 2004-1, Class C, 5.87%, 6/15/2010+                      400,000        400,938
     Series 2004-2, Class B, 5.58%, 9/15/2010+                      850,000        851,460
  MBNA Credit Card Master Note Trust, Series 2003-C1, Class
     C1, 7.02%, 6/15/2012+                                          715,000        746,448
                                                                               -----------
                                                                                 5,431,094
                                                                               -----------
HOME EQUITY - 35.30%
  Amortizing Residential Collateral Trust, Series 2002-BC3,
     Class A, 5.65%, 6/25/2032+                                     355,222        356,443
  Argent Securities, Inc., Series 2003-W10, Class A2B,
     5.92%, 1/25/2034+                                              424,997        425,396
  Asset Backed Funding Certificates:
     Series 2001-AQ1, Class A6, 6.249%, 11/20/2030                  383,128        382,410
     Series 2005-HE1, Class A3B, 5.49%, 12/25/2034+                 264,017        264,347
  Contimortgage Home Equity Trust:
     Series 1997-2, Class A9, 7.09%, 4/15/2028                      115,625        115,570
     Series 1998-1, Class A9, 5.68%, 4/15/2029+                     202,475        202,506
  GE Capital Mortgage Services, Inc.:
     Series 1998-HE1, Class A7, 6.465%, 6/25/2028                   105,916        106,619
     Series 1999-HE1, Class A6, 6.70%, 4/25/2029                    121,325        125,630
  Home Equity Asset Trust, Series 2006-3, Class 2A1, 5.39%,
     7/25/2036+                                                     136,893        136,914
  Home Loan Trust, Series 2000-1, Class A2, 5.62%,
     4/15/2031+                                                     562,717        563,684
  IMC Home Equity Loan Trust, Series 1998-1, Class A6,
     7.02%, 6/20/2029                                                14,812         14,784
  JP Morgan Mortgage Trust+, Series 2005-A8, Class 2A1,
     4.97%, 11/25/2035                                              288,233        285,960
  Long Beach Mortgage Loan Trust, Series 2005-WL2, Class
     3A2, 5.44%, 8/25/2035+                                          42,311         42,311

See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------

                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
HOME EQUITY - CONTINUED
  Mellon Residential Fdg Corp.+, 2001 HEIL, Class A4,
     7.115%, 2/25/2021                                          $   214,061    $   213,592
  Morgan Stanley ABS Capital 1, Series 2006-NC4, Class A2C,
     5.47%, 6/25/2036+                                              500,000        500,287
  Morgan Stanley ABS Capital I, Series 2004-HE2, Class A4,
     5.68%, 3/25/2034+                                               85,650         85,677
  Option One Mortgage Loan Trust:
     Series 2002-3, Class A1, 5.82%, 8/25/2032+                     388,257        388,379
     Series 2003-1, Class A2, 5.74%, 2/25/2033+                      57,618         57,735
  Popular ABS Mortgage Pass-Through Trust, Series 2004-4,
     Class AF1, 5.57%, 9/25/2034+                                   118,893        118,968
  Renaissance Home Equity Loan Trust, Series 2004-3, Class
     AV1, 5.74%, 11/25/2034+                                        379,758        381,242
  Residential Asset Securities Corp.:
     Series 2001-KS1, Class AI6, 6.349%, 3/25/2032                  802,768        800,761
     Series 2002-KS2, Class AI5, 6.779%, 4/25/2032                  715,116        721,150
     Series 2004-KS7, Class A2B3, 5.76%, 8/25/2034+                 500,000        503,907
  Residential Funding Mortgage Securities II, Inc., Series
     2001-HS2, Class A5, 6.92%, 4/25/2031                           258,971        258,445
                                                                               -----------
                                                                                 7,052,717
                                                                               -----------
RESIDENTIAL MORTGAGES - 4.03%
  Amortizing Residential Collateral Trust:
     Series 2001-BC5, Class A2, 5.56%, 8/25/2031+                    50,497         50,505
     Series 2001-BC6, Class A, 5.67%, 10/25/2031+                    88,402         88,443
     Series 2002-BC2, Class A, 5.63%, 5/25/2032+                    150,298        150,768
  Countrywide Asset-Backed Certificates, Series 2001-BC3,
     Class A, 5.80%, 12/25/2031+                                    190,014        190,044
  Equity One ABS, Inc., Series 2000-1, Class A5, 8.015%,
     2/25/2032                                                       65,337         65,265
  Residential Asset Mortgage Products, Inc., Series
     2000-RS4, Class AII, 5.88%, 12/25/2032+                        141,346        141,368
  Saxon Asset Securities Trust, Series 2004-2, Class AF2,
     4.15%, 8/25/2035                                               120,590        119,548
                                                                               -----------
                                                                                   805,941
                                                                               -----------
     TOTAL ASSET-BACKED SECURITIES - (COST $13,379,543)                         13,370,846
                                                                               -----------
CORPORATE BONDS & NOTES - 11.57%
CABLE TV - 1.02%
  CSC Holdings, Inc., 7.875%, 12/15/2007                            200,000        203,250
                                                                               -----------
COMMERCIAL SERVICES - 0.94%
  Brickman Group Ltd (The), Series B, 11.75%, 12/15/2009            175,000        187,250
                                                                               -----------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 1.04%
  Chemed Corp., 8.75%, 2/24/2011                                    200,000        207,250
                                                                               -----------
ENTERTAINMENT/LEISURE - 1.28%
  MGM Mirage, Inc., 9.75%, 6/1/2007                                 250,000        256,250
                                                                               -----------

See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------

                                             SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                      10/31/2006

                                                                 PRINCIPAL       MARKET
                                                                  AMOUNT          VALUE
                                                                -----------    -----------
HOME EQUITY - 5.03%
  Residential Capital Corp., NT, 6.741%, 6/29/2007+             $ 1,000,000    $ 1,005,176
                                                                               -----------
MACHINERY - 1.34%
  Case New Holland, Inc., 9.25%, 8/1/2011                           250,000        266,563
                                                                               -----------
OIL & GAS - 0.92%
  Premcor Refining Group, Inc., 9.25%, 2/1/2010                     175,000        184,637
                                                                               -----------
     TOTAL CORPORATE BONDS & NOTES - (COST $2,315,940)                           2,310,376
                                                                               -----------
MORTGAGE-BACKED SECURITIES - 13.97%
  Banc of America Funding Corp., Series 2003-1, Class A1,
     6.00%, 5/20/2033                                               313,596        312,599
  Chase Mortgage Finance Corp., Series 2005-A2, Class 3A3,
     5.471%, 1/25/2036                                              887,089        885,187
  Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.589%,
     10/25/2031                                                     550,078        548,788
  Residential Accredited Loans, Inc., Series 2004-QS5, Class
     A5, 4.75%, 4/25/2034                                           288,664        282,723
  Structured Asset Securities Corp., Series 1998-2, Class A,
     5.84%, 2/25/2028+                                              378,760        380,217
  Structured Asset Securities Corp., Series 2003-21, Class
     2A1, 4.00%, 8/25/2033                                          388,437        381,052
                                                                               -----------
                                                                                 2,790,566
                                                                               -----------
     TOTAL MORTGAGE-BACKED SECURITIES - (COST $2,798,410)                        2,790,566
                                                                               -----------
FOREIGN BONDS & NOTES+ - 4.76%
ARGENTINA - 0.63%
  GOVERNMENT - 0.63%
     Argentina Bocon, 2.00%, 1/3/2010+                              239,683        125,662
                                                                               -----------
BERMUDA - 0.61%
  TELECOMMUNICATIONS - 0.61%
     Intelsat Ltd., Senior Note, 5.25%, 11/1/2008 (a)           $   125,000        121,563
                                                                               -----------
ICELAND - 3.52%
  SOVEREIGN AGENCY - 3.52%
     Housing Finance Fund, Series 2, 3.75%, 4/15/2034            50,559,518        702,884
                                                                               -----------
     TOTAL FOREIGN BONDS & NOTES - (COST $1,014,947)                               950,109
                                                                               -----------
SHORT-TERM INVESTMENTS - 3.66%
  State Street Euro Dollar Time Deposit, 4.60%, 11/01/2006      $   732,000        732,000
                                                                               -----------
     TOTAL SHORT-TERM INVESTMENTS - (COST $732,000)                                732,000
                                                                               -----------
TOTAL INVESTMENTS - 100.89% - (COST $20,240,840)**                              20,153,897
                                                                               -----------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS - (0.89)%                             (177,116)
                                                                               -----------
NET ASSETS - 100.00%                                                           $19,976,781
                                                                               ===========

See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------

                                                         SCHEDULE OF INVESTMENTS
                                                                      10/31/2006

OPEN SWAP AGREEMENTS AS OF OCTOBER 31, 2006:

                                                                                 UNREALIZED
                        DESCRIPTION                               NOTIONAL      APPRECIATION
                        -----------                            --------------   ------------
Receive fixed rate equal to 8.11% and pay floating rate
based on 28 day MXN TIIE-BANXICO.                              MXN 43,200,000     $18,723
                                                                                  -------
Broker: Lehman Brothers
Exp. 8/24/2007

OPEN LONG FUTURES CONTRACTS AS OF OCTOBER 31, 2006:

 NUMBER
   OF                                                              NOTIONAL       UNREALIZED
CONTRACTS                     DESCRIPTION                          (000'S)       APPRECIATION
---------                     -----------                       --------------   ------------
   65      U S Treasury Note 2-Year Futures, December 06        $       13,000     $ 28,328
                                                                                   --------

OPEN SHORT FUTURES CONTRACTS AS OF OCTOBER 31, 2006:

 NUMBER
   OF                                                              NOTIONAL       UNREALIZED
CONTRACTS                     DESCRIPTION                          (000'S)       DEPRECIATION
---------                     -----------                       --------------   ------------
    1      Japan Government Bond 10 Year Futures, December 06   JPY   (100,000)    $ (1,539)
                                                                                   --------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 2006:

                                             CONTRACT VALUE   CURRENT VALUE   EXPIRATION    UNREALIZED
FOREIGN CURRENCY PURCHASED  FOREIGN AMOUNT        USD              USD           DATE      APPRECIATION
--------------------------  --------------   --------------   -------------   ----------   ------------
BRL                            1,837,636       $  828,398      $  859,017      Nov-2006      $30,619
BRL                              430,000          199,759         199,802      Dec-2006           43
JPY                           96,000,000          812,210         823,035      Nov-2006       10,825
SEK                            6,000,000          824,434         832,726      Nov-2006        8,292
                                               ----------      ----------                    -------
                                               $2,664,801      $2,714,580                    $49,779
                                               ==========      ==========                    =======

                                             CONTRACT VALUE   CURRENT VALUE   EXPIRATION    UNREALIZED
FOREIGN CURRENCY SOLD       FOREIGN AMOUNT        USD              USD           DATE      DEPRECIATION
---------------------       --------------   --------------   -------------   ----------   ------------
BRL                            1,407,000       $  651,992      $  657,713      Nov-2006      $(5,721)
BRL                              430,636          201,232         201,304      Nov-2006          (72)
ISK                           47,500,000          693,259         696,885      Nov-2006       (3,626)
                                               ----------      ----------                    -------
                                               $1,546,483      $1,555,902                    $(9,419)
                                               ==========      ==========                    =======

FOOTNOTES AND ABBREVIATIONS:
(a)        Denominated in US Dollar.
+ Variable rate security. Interest rate shown reflects the rate in effect at 10/31/2006.
+ Unless otherwise indicated, principal amount of all securities are denominated in currency of issuer's country of origin.
** All or a portion of this portfolio is segregated for securities sold short, futures, swaps and TBAs.
MXN TIIE-
BANXICO Mexican Interbank Equilibrium Interest Rate on the reset date as published by Banco de Mexico.
MXN        Mexican Peso
BRL        Brazilian Real
JPY        Japanese Yen
SEK        Swedish Krona
ISK        Iceland Krona
See Notes to Financial Statements.

DRAKE FUNDS TRUST
--------------------------------------------------------------------------------
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                OCTOBER 31, 2006

                                                                 DRAKE          DRAKE
                                                              TOTAL RETURN   LOW DURATION
                                                                  FUND           FUND
                                                              ------------   ------------
ASSETS
  Investments in securities, at value
     (Cost $33,152,736, and $20,240,840 respectively)         $33,010,810    $20,153,897
  Cash                                                             80,867         58,391
  Cash collateral held at broker for open futures contracts,
     earning interest at 4.67%                                    352,253        143,609
  Cash collateral on interest rate swaps                           23,152         18,943
  Foreign currency at value (Cost $14,906, and $13,806,
     respectively)                                                 14,954         13,849
  Unrealized appreciation on forward currency contracts            60,755         49,779
  Unrealized appreciation on interest rate swaps                   22,884         18,723
  Interest receivable                                             160,351        106,620
  Receivable from investment adviser                               12,283         15,195
  Variation margin receivable                                      33,660         13,783
  Prepaid expenses and other assets                                 6,310          5,000
                                                              -----------    -----------
     TOTAL ASSETS                                              33,778,279     20,597,789
                                                              -----------    -----------

LIABILITIES
  Payable for investments purchased                             9,064,616        500,684
  Unrealized depreciation on forward currency contracts            11,735          9,419
  Trustees' fees payable                                            3,312          3,312
  Income distribution payable                                       7,346             --
  Unrealized depreciation on interest rate swaps                   51,199             --
  Other accrued expenses payable                                  109,075        107,593
                                                              -----------    -----------
     TOTAL LIABILITIES                                          9,247,283        621,008
                                                              -----------    -----------
NET ASSETS                                                     24,530,996     19,976,781
                                                              ===========    ===========
COMPOSITION OF NET ASSETS
  Capital stock, $0.001 par value                                   2,415          2,007
  Paid-in capital                                              24,598,582     20,126,208
  Undistributed net investment income                              21,928         15,283
  Accumulated net realized loss on investments, futures
     transactions, securities sold short, foreign currency
     transactions and swap contracts                              (81,539)      (165,704)
  Net unrealized depreciation from investments, futures
     transactions, foreign currency transactions and swap
     contracts                                                    (10,390)        (1,013)
                                                              -----------    -----------
NET ASSETS                                                    $24,530,996    $19,976,781
                                                              ===========    ===========
SHARES OUTSTANDING                                              2,415,163      2,007,051
                                                              -----------    -----------
NET ASSET VALUE PER SHARE                                     $     10.16    $      9.95
                                                              ===========    ===========

See Notes to Financial Statements.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                        STATEMENTS OF OPERATIONS
                                                     YEAR ENDED OCTOBER 31, 2006

                                                                 DRAKE          DRAKE
                                                              TOTAL RETURN   LOW DURATION
                                                                  FUND           FUND
                                                              ------------   ------------
INVESTMENT INCOME
  Interest                                                     $1,375,651     $1,097,794
                                                               ----------     ----------
     TOTAL INVESTMENT INCOME                                    1,375,651      1,097,794
                                                               ----------     ----------
EXPENSES
  Custodian fees                                                   71,359         63,180
  Legal fees                                                       59,539         64,628
  Investment advisory fees                                         58,703         47,959
  Administration fees                                              54,043         54,043
  Audit fees                                                       38,284         38,014
  Transfer agent fees                                              23,028         22,519
  Printing fees                                                    20,648         27,378
  Trustees' fees                                                    6,406         10,009
  Registration fees                                                 2,609          2,606
  Insurance expense                                                 2,437          2,364
  Miscellaneous expense                                             2,412          3,661
  Interest expense                                                     --          3,749
                                                               ----------     ----------
     TOTAL GROSS EXPENSES                                         339,468        340,110
  Expenses reimbursed by Investment Advisor                      (238,498)      (253,871)
                                                               ----------     ----------
     TOTAL NET EXPENSES                                           100,970         86,239
                                                               ----------     ----------
NET INVESTMENT INCOME                                           1,274,681      1,011,555
                                                               ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
     Investments                                                  (61,677)       (33,764)
     Futures contracts                                           (241,776)      (123,850)
     Securities sold short                                         61,245             --
     Foreign currency transactions                                125,480         97,339
     Swaps                                                          4,871          6,120
  Net change in unrealized appreciation (depreciation) of:
     Investments                                                    6,547        (67,506)
     Futures contracts                                            279,188        101,901
     Securities sold short                                        (35,308)            --
     Swaps                                                         21,733         18,723
     Foreign currency transactions                                 49,086         40,418
                                                               ----------     ----------
  Net realized and unrealized gain                                209,389         39,381
                                                               ----------     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $1,484,070     $1,050,936
                                                               ==========     ==========

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED    PERIOD ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                  2006          2005*
                                                              ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                       $ 1,274,681    $   636,317
  Net realized gain (loss) from investments, futures
     contracts, securities sold short, foreign currency
     transactions and swap contracts                             (111,857)       319,638
  Net change in unrealized appreciation (depreciation) from
     investments, futures contracts, securities sold short,
     foreign currency transactions and swap contracts             321,246       (331,636)
                                                              -----------    -----------
  Net increase in net assets resulting from operations          1,484,070        624,319
                                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        (1,387,161)      (678,652)
  Net realized gains                                             (113,003)            --
                                                              -----------    -----------
     Net decrease in net assets resulting from dividends       (1,500,164)      (678,652)
                                                              -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Net proceeds from sale of shares                              6,544,636     21,426,763
  Reinvestment of dividends to shareholders                     1,443,471        670,626
  Net asset value of shares redeemed                           (5,484,073)            --
                                                              -----------    -----------
     Net increase in net assets from capital share
       transactions                                             2,504,034     22,097,389
                                                              -----------    -----------
  Net increase in net assets                                    2,487,940     22,043,056
NET ASSETS
  Beginning of period                                          22,043,056             --
                                                              -----------    -----------
  End of period (including undistributed/(distributions in
     excess) of net investment income of $21,928 and
     $(3,691), respectively)                                  $24,530,996    $22,043,056
                                                              ===========    ===========
CHANGE IN CAPITAL SHARES
  Shares sold                                                     642,844      2,102,328
  Shares issued in reinvestment of dividends to shareholders      142,890         65,340
  Shares redeemed                                                (538,239)            --
                                                              -----------    -----------
     Net change in share balance                                  247,495      2,167,668
                                                              -----------    -----------

* Fund commenced operations on December 30, 2004.

See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED    PERIOD ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                  2006          2005*
                                                              ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                       $ 1,011,555    $   435,235
  Net realized loss from investments, futures contracts,
     foreign currency transactions and swap contracts             (54,155)       (41,665)
  Net change in unrealized appreciation (depreciation) from
     investments, futures contracts, foreign currency
     transactions and swap contracts                               93,536        (94,549)
                                                              ------------   -----------
  Net increase in net assets resulting from operations          1,050,936        299,021
                                                              ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        (1,071,212)      (430,179)
                                                              ------------   -----------
     Net decrease in net assets resulting from dividends       (1,071,212)      (430,179)
                                                              ------------   -----------
CAPITAL SHARE TRANSACTIONS
  Net proceeds from sale of shares                              1,089,437     27,537,388
  Reinvestment of dividends to shareholders                     1,071,211        430,179
  Net asset value of shares redeemed                          (10,000,000)            --
                                                              ------------   -----------
     Net increase in net assets from capital share
       transactions                                            (7,839,352)    27,967,567
                                                              ------------   -----------
  Net increase in net assets                                   (7,859,628)    27,836,409
NET ASSETS
  Beginning of period                                          27,836,409             --
                                                              ------------   -----------
  End of period (including undistributed net investment
     income of $15,283 and $0, respectively)                  $19,976,781    $27,836,409
                                                              ============   ===========
CHANGE IN CAPITAL SHARES
  Shares sold                                                     109,272      2,750,238
  Shares issued in reinvestment of dividends to shareholders      107,533         43,017
  Shares redeemed                                              (1,003,009)            --
                                                              ------------   -----------
     Net change in share balance                                 (786,204)     2,793,255
                                                              ------------   -----------

* Fund commenced operations on May 9, 2005.

See Notes to Financial Statements.

                                                         DRAKE TOTAL RETURN FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS

     The financial highlights table is limited to help you understand the Fund's financial performance since inception on December 30, 2004. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends.)

                                                                FOR THE       FOR THE
                                                              YEAR ENDED    PERIOD ENDED
                                                              OCTOBER 31,   OCTOBER 31,
                                                                 2006          2005*
                                                              -----------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 10.17       $ 10.23
                                                                -------       -------
Net investment income                                              0.54          0.31
Net realized and unrealized gain (loss) on investments,
  futures contracts, securities sold short, foreign currency
  transactions and swaps                                           0.09         (0.04)
                                                                -------       -------
Total from investment operations                                   0.63          0.27
                                                                -------       -------
Less: Dividends from net investment income                        (0.59)        (0.33)
Less: Distributions from net realized gains                       (0.05)           --
                                                                -------       -------
Total dividends and distributions                                 (0.64)        (0.33)
                                                                -------       -------
Net asset value, end of period                                  $ 10.16       $ 10.17
                                                                =======       =======
TOTAL RETURN                                                       6.48%         2.66%**
                                                                =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of period (000's)                               $24,531       $22,043
Ratio of total net expenses to average net assets (including
  short sale expense)                                              0.43%         1.03%***
Ratio of total net expenses to average net assets (excluding
  short sale expense)                                              0.43%         0.43%***
Ratio of total gross expenses to average net assets                1.45%         3.03%****
Ratio of net investment income to average net assets (with
  reimbursement)                                                   5.43%         3.62%***
Ratio of net investment income to average net assets
  (without reimbursement)                                          4.41%         1.54%***
Portfolio turnover rate                                             452%          358%

*   Fund commenced operations on December 30, 2004.

**  Total return for periods less than one year is not annualized.

***  Annualized.

**** Annualized (except for organizational expenses).

See Notes to Financial Statements.

                                                         DRAKE LOW DURATION FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS

     The financial highlights table is limited to help you understand the Fund's financial performance since inception on May 9, 2005. Certain information reflects financial results for a single fund share. The total returns in the table represents the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends.)

                                                                FOR THE       FOR THE
                                                              YEAR ENDED    PERIOD ENDED
                                                              OCTOBER 31,   OCTOBER 31,
                                                                 2006          2005*
                                                              -----------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  9.97       $ 10.00
                                                                -------       -------
Net investment income                                              0.53          0.17
Net realized and unrealized gain (loss) on investments,
  futures contracts, foreign currency transactions and swaps       0.01         (0.03)
                                                                -------       -------
Total from investment operations                                   0.54          0.14
                                                                -------       -------
Less: Dividends from net investment income                        (0.56)        (0.17)
                                                                -------       -------
Net asset value, end of period                                  $  9.95       $  9.97
                                                                =======       =======
TOTAL RETURN                                                       5.52%         1.37%**
                                                                =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of period (000's)                               $19,977       $27,836
Ratio of total net expenses to average net assets (including
  interest expense)                                                0.45%         0.44%***
Ratio of total net expenses to average net assets (excluding
  interest expense)                                                0.43%         0.44%***
Ratio of total gross expenses to average net assets                1.77%         2.49%****
Ratio of net investment income to average net assets (with
  reimbursement)                                                   5.27%         3.83%***
Ratio of net investment income to average net assets
  (without reimbursement)                                          3.95%         1.67%***
Portfolio turnover rate                                             118%          115%

*   Fund commenced operations on May 9, 2005.

**  Total return for periods less than one year is not annualized.

***  Annualized.

**** Annualized (except for organizational expenses).

See Notes to Financial Statements.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 2006

NOTE 1 - ORGANIZATION
The Drake Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment company organized as a Delaware statutory trust on October 6, 2004. The Trust was registered with the Securities and Exchange Commission effective December 30, 2004. The Drake Total Return Fund commenced operations on December 30, 2004, the Drake Low Duration Fund commenced operations on May 9, 2005 and the Drake Global Bond Fund (unhedged) was added to the Drake Funds Trust as of December 28, 2005 but as of October 31, 2006 has not commenced operations (collectively, the "Funds"). Each fund offers two share classes: Drake Class and Administrative Class, however only shares of the Drake Class of the Drake Total Return Fund and Drake Low Duration Fund have been issued to date.

The Total Return Fund seeks to realize a total return exceeding that of the Lehman Brothers U.S. Aggregate Index, the Low Duration Fund seeks to realize a total return exceeding that of the Merrill Lynch 1-3 Year Treasury Index, and the Global Bond Fund (unhedged) seeks to realize a total return exceeding that of the Lehman Brothers Global Aggregate Index.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements.

A.  ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS
Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sale price, or if no sales are reported, as is the case for most securities traded over-the counter, at the mean of the representative bid and asked quotations. Fixed income securities (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value. Fair valuations may be based upon current market prices of securities that are of comparable quality and type; indications as to value from dealers; expected cash flows of the security, taking into consideration the financial condition and operating results of the issuer; any correlation with general market indicators and general market conditions. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities may be valued at fair value. As of October 31, 2006, the Funds held no fair valued securities.

C.  FUTURES CONTRACTS
When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is "marked to market" and the Fund makes (or receives)

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2006

additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

The Funds may invest in exchange-traded commodity, index, interest rate and foreign currency futures for risk management purposes or as part of its investment strategies.

Use of long futures contracts subjects the Funds to risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2006, the Funds had outstanding futures contracts as listed on the Funds' Schedule of Investments.

D.  FOREIGN CURRENCY TRANSLATIONS
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

Market value of investment securities and other assets and liabilities are translated at the rate of exchange at the valuation date. Purchases and sales of investment securities, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investments.

Realized foreign currency gains or losses most commonly arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

As of October 31, 2006, the Funds invested in foreign currency-denominated securities as listed on the Funds Schedule of Investments.

E.  SWAP AGREEMENTS
The Funds may engage in various types of swap transactions, including commodity, credit/event-linked, foreign currency, index, interest rate, equity and total return swaps, primarily to manage duration and curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in the value of the swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are generally smaller.

Swap transactions present risk of loss in excess of the related amounts included in the Statement of Assets and Liabilities.

As of October 31, 2006, the Funds had open swap agreements as listed on the Funds' Schedule of Investments.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2006

F.  COMMITMENTS
The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized appreciation on the underlying securities purchased and any difference between the sale price and current market value of the underlying securities sold. Market risk exists on commitment to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest. A Fund making a purchase commitment must segregate assets determined to be liquid in an amount sufficient to meet the purchase price.

As of October 31, 2006, the Drake Total Return Fund had outstanding to-be-announced ("TBA") purchase commitments as listed on the Fund's Schedule of Investments.

G.  DOLLAR ROLLS
The Funds may enter into dollar rolls in which they sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar (same type, coupon, and maturity) securities on specified future dates. During the roll period, the Fund foregoes principal and interest paid on the securities. The Funds' policy is to record "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of the securities.

As of October 31, 2006, the Drake Total Return Fund does have TBA's and they are dollar roll transactions as listed on the Fund's Schedule of Investments.

H.  REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's policy is to receive securities as collateral whose market value is, and during the entire term of the agreement, remains at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. Such securities may continue to be held by the Fund or may be delivered to the counterparties of short sale transactions. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral or proceeds by the Fund may be delayed.

As of October 31, 2006, the Funds did not have outstanding repurchase agreements.

I.  REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2006

on investments purchased with the cash. Unless a Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event that buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The weighted average daily balance of reverse repurchase agreements activity during the year were as follows:

                        WEIGHTED AVERAGE       WEIGHTED AVERAGE
FUND                       DAILY LOAN           INTEREST RATE
----                    ----------------       ----------------
Low Duration Fund           $608,375                 4.18

As of October 31, 2006, the Funds did not have outstanding reverse repurchase agreements.

J.  SHORT SALES
The Funds may enter into short sales, primarily to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid to cover its position.

As of October 31, 2006, the Funds did not have investments sold short.

K.  SECURITY TRANSACTIONS AND INVESTMENT INCOME
Investment security transactions are recorded as of the trade date of the purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which they invest.

L.  FEDERAL INCOME TAXES
The Funds intends to continue to qualify as a regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their earnings to shareholders. Therefore, no Federal Income or Excise Tax provision is required.

NOTE 3 - INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS
The Trust has entered into an Investment Advisory Agreement with Drake Capital Management, LLC (the "Investment Advisor") for the Funds. The Investment Advisor oversees the investments of the Funds and for such services is paid an advisory fee. The fee is accrued daily and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets.

In addition, the Investment Advisor has contractually agreed through October 31, 2006 to waive its fees and bear certain other expenses, excluding interest expense, to the extent necessary to limit the annual expenses of the Funds, as a percentage of net assets, to 0.43% for the Drake Class.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2006

Subject to an annual minimum of $7,500 and maximum of $60,000, each Trustee, other than those affiliated with Drake or its affiliates, receives annual compensation from the Funds of 1/3 of one basis point of the Fund's net asset value (.003%), plus reimbursement of out-of-pocket expenses related to Board and Committee meetings.

NOTE 4 - DISTRIBUTION AND SERVICE PLAN
The Trust has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor"). The Distributor serves as the Trust's distributor and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Trust's underwriter. The Trustees have adopted Distribution Plans (the "Plans") for the Drake Administrative Class of each Fund in accordance with Rule 12b-1 under the 1940 Act. The Plans provide that each Fund shall pay distribution fees, including payments to the Distributor. The fee is accrued daily and paid monthly at the annual rate of 0.25% of the Fund's average daily net assets attributable to Administrative Class shares. As of October 31, 2006 no shares have been issued for the Administrative Classes.

NOTE 5 - INVESTMENT TRANSACTIONS
For the period ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

                                                                U.S. GOVERNMENT AND AGENCY
                                  INVESTMENTS                           OBLIGATIONS
                        -------------------------------       -------------------------------
FUND                     PURCHASES            SALES            PURCHASES            SALES
----                    ------------       ------------       ------------       ------------
Total Return Fund       $ 21,988,834       $ 12,037,365       $121,013,575       $118,225,207
Low Duration Fund         15,405,840          8,599,353         13,483,874         12,905,547

NOTE 6 - DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared and paid monthly. Distributions are made on a per share basis to shareholders on record-date, regardless of how long shares have been owned. Net realized long-term and short-term capital gains will be distributed by the Funds at least annually. Net short-term gains may be paid more frequently. A fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at the NAV unless the shareholder elects to have the distributions paid in cash.

NOTE 7 - CONCENTRATIONS AND INDEMNIFICATIONS
The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swaps and options agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by the changes in interest rates or rapid principal payments including prepayments.

Under the Trust's organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However the Funds expect the risk of loss to be remote.

NOTE 8 - RELATED PARTIES
From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2006

As of October 31, 2006, Drake Partners LLC or its members owned 86.49% of the Drake Total Return Fund and 5.69% of the Drake Low Duration Fund. In addition, one other shareholder owned 93.58% of the Drake Low Duration Fund.

NOTE 9 - FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the period ended October 31, 2006 and October 31, 2005 were as follows:

                          ORDINARY INCOME            ORDINARY INCOME
                        FOR THE PERIOD ENDED       FOR THE PERIOD ENDED
FUND                      OCTOBER 31, 2006           OCTOBER 31, 2005
----                    --------------------       --------------------
Total Return Fund            $1,500,164                  $678,652
Low Duration Fund             1,071,212                   430,179

At October 31, 2006, the components of distributable earnings on a tax basis by the Funds were as follows:

                                         TOTAL RETURN FUND       LOW DURATION FUND
                                         -----------------       -----------------
Undistributed Ordinary Income                $  98,676               $  59,269
Accumulated Net Realized Gain/
  (Loss)                                        17,899                (128,710)
Unrealized Depreciation                       (186,576)                (81,993)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sale loss deferrals and differences in the timing of recognition of gain and losses on futures and forwards for tax and book purposes.

At October 31, 2006, the Funds had capital loss carryforwards available to offset possible future capital gains as follows:

FUND                    EXPIRES OCTOBER 31, 2013       EXPIRES OCTOBER 31, 2014
----                    ------------------------       ------------------------
Total Return Fund              $      --                       $     --
Low Duration Fund               (111,721)                       (16,989)

At October 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments was as follows:

                                             GROSS              GROSS               NET
                        IDENTIFIED         UNREALIZED         UNREALIZED         UNREALIZED
FUND                       COST           APPRECIATION       DEPRECIATION       DEPRECIATION
----                    -----------       ------------       ------------       ------------
Total Return Fund       $33,161,402         $381,883          $(532,475)         $(150,592)
Low Duration Fund        20,249,506          255,729           (351,338)           (95,609)

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                OCTOBER 31, 2006

At October 31, 2006, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and paid-in-capital have been adjusted for current period permanent book/tax differences.

                                  INCREASE (DECREASE)
                        ---------------------------------------       ACCUMULATED NET
                                              UNDISTRIBUTED NET        REALIZED GAIN
FUND                    PAID-IN CAPITAL       INVESTMENT INCOME           (LOSS)
----                    ---------------       -----------------       ---------------
Total Return Fund              --                  138,099               (138,099)
Low Duration Fund              --                   74,940                (74,940)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of foreign currency gain/(loss), swap income, consent fees and paydown gain (loss).

NOTE 10 - RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF DRAKE FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Drake Total Return Fund and Drake Low Duration Fund, constituting Drake Funds Trust (the "Trust"), at October 31, 2006, the results of each of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted out audits of these financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2006

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                               OTHER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Trust's Investment Advisor to vote proxies relating to the Funds' portfolio securities will be available (1) without charge, upon request, by calling 1-866-DRAKEFUNDS; and (2) in the Funds' statement of additional Information available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Investment Advisor votes these proxies will be available by calling the same number and on the Commission's website. The Trust filed its proxy voting report on Form N-PX on August 30, 2006, covering the Funds' proxy voting records for the 12-month period ending June 30, 2006.

QUARTERLY PORTFOLIO OF INVESTMENTS
The Funds' Schedule of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q and is available on the Security Exchange Commission's website at http://www.sec.gov. Additionally, the Funds' Forms N-Q, including their respective Schedule of Investments, may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Funds' Forms N-Q are available without charge, upon request, by calling 1-866-DRAKEFUNDS.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                                         SHAREHOLDER FEE EXAMPLE
                                                                     DRAKE CLASS

EXAMPLE
As a holder of Drake Class Shares of the Funds, you incur two types of costs:
(1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investment in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $5,000,000 invested at the beginning of the period and held for the one-half year period ended October 31, 2006.

ACTUAL EXPENSES
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $5,000,000 (for example, a $17,500,000 account value divided by $5,000,000 = 3.5), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expense you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher.

                            BEGINNING            ENDING            EXPENSES
                          ACCOUNT VALUE       ACCOUNT VALUE       PAID DURING
ACTUAL                      5/01/2006          10/31/2006         THE PERIOD
------                    -------------       -------------       -----------
Total Return Fund          $5,000,000          $5,249,400           $11,109*
Low Duration Fund           5,000,000           5,160,800            11,013**

                            BEGINNING            ENDING            EXPENSES
                          ACCOUNT VALUE       ACCOUNT VALUE       PAID DURING
HYPOTHETICAL                5/01/2006          10/31/2006         THE PERIOD
------------              -------------       -------------       -----------
Total Return Fund          $5,000,000          $5,115,189           $10,963*
Low Duration Fund           5,000,000           5,115,189            10,963**

 * Expenses are equal to the Funds' annualized net expense ratio of 0.43% multiplied by the average account value over the period multiplied by 184/365 to reflect the one-half year period.

** Expenses are equal to the Funds' annualized net expense ratio of 0.43%
   multiplied by the average account value over the period multiplied by 184/365 to reflect the one-half year period.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------
                                    INFORMATION CONCERNING TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)

                                                                                         NUMBER OF PORTFOLIOS         OTHER
NAME, ADDRESS             POSITION(S) HELD   LENGTH OF TIME   PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
AND AGE                      WITH TRUST        SERVED(1)       DURING PAST FIVE YEARS    OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------  -----------------  --------------  --------------------------  --------------------   ------------------
INDEPENDENT TRUSTEES:
Kevin Hennessey           Trustee and        Since 12/2004   Private Investor and                  3                   None
c/o Drake Capital         Chairman                           Business Consultant,
Management, LLC.                                             Partner,
600 Madison Avenue,                                          KV Partners LLC
16(th) Floor,                                                (a consulting firm)
New York
Age: 58
Janice Brennan c/o Drake  Trustee            Since 12/2004   Chief Financial Officer               3                   None
Capital                                                      and Business Manager,
Management, LLC.                                             Falcon Management
600 Madison Avenue,                                          Corporation
16(th) Floor,                                                (an investment firm)
New York
Age: 35
Thomas Willis             Trustee            Since 12/2004   Attorney and Partner,                 3                   None
c/o Drake Capital                                            Remcho, Johansen & Purcell
Management, LLC.
600 Madison Avenue,
16(th) Floor,
New York
Age: 41

---------------

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                         NUMBER OF PORTFOLIOS         OTHER
NAME, ADDRESS             POSITION(S) HELD   LENGTH OF TIME   PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
AND AGE                      WITH TRUST        SERVED(1)       DURING PAST FIVE YEARS    OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------  -----------------  --------------  --------------------------  --------------------   ------------------
INTERESTED TRUSTEE:
Steven Luttrell(2)        Trustee President  Since 10/2004   Co-Founder and Chief                  3                   None
c/o Drake Capital         and Principal                      Operating Officer of the
Management, LLC.          Executive Officer                  Advisor. Formerly a
660 Madison Avenue,                                          Director at Blackrock Inc.
16(th) Floor,
New York,
Age: 41
OTHER OFFICERS:
Stacey Feller             Vice President,    Since 10/2004   Managing Director and              None                   None
c/o Drake Capital         Treasurer and                      Chief Financial Officer of
Management, LLC.          Principal                          the Advisor. Formerly an
660 Madison Avenue,       Financial Officer                  audit manager at Ernst &
16(th) Floor,                                                Young.
New York,
Age: 32
Christopher Appler        Secretary and      Since 12/2004   Managing Director, Chief           None                   None
c/o Drake Capital         Chief Compliance                   Legal Officer and Chief
Management, LLC.          Officer                            Compliance Officer of the
660 Madison Avenue,                                          Advisor. Formerly Chief
16(th) Floor,                                                Legal Officer of NISA
New York,                                                    Investment Advisors, LLC.
Age: 38
Bernard Bresnahan         Assistant          Since 12/2004   Managing Director and Head         None                   None
c/o Drake Capital         Treasurer and                      of Operations of the
Management, LLC.          Assistant                          Advisor. Formerly an
660 Madison Avenue,       Secretary                          Officer of State Street
16(th) Floor,                                                Bank and Trust.
New York,
Age: 34

---------------

(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Luttrell is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Trust's Investment Advisor.
     The Statement of Additional Information includes additional information about the trustees and is available, with out charge, upon request, by calling 1-866-DRAKEFUNDS.

                                                               DRAKE FUNDS TRUST

--------------------------------------------------------------------------------

                                    INFORMATION CONCERNING TRUSTEES AND OFFICERS
                                                         (UNAUDITED) (CONTINUED)

     The following table shows the aggregate remuneration paid by the Trust to the independent trustees of the Trust during the period covered by this report. The interested trustee and the other officers of the Trust received no remuneration from the Trust.

NAME                                                          REMUNERATION PAID
----                                                          -----------------
Kevin Hennessey                                                    $ 7,500
Janice Brennan                                                       7,500
Thomas Willis                                                        7,500
                                                                   -------
All Independent Trustees, as a group                               $22,500
                                                                   =======

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DRAKE FUNDS TRUST


SERVICE PROVIDERS

INVESTMENT ADVISOR:

DRAKE CAPITAL MANAGEMENT, LLC
660 Madison Avenue, 16th Floor
New York, NY 10021

DISTRIBUTOR:

ALPS DISTRIBUTORS, INC.
1625 Broadway, Suite 2200
Denver, CO 80202

CUSTODIAN AND ACCOUNTING AGENT:

STATE STREET BANK AND TRUST COMPANY
2 Lafayette Avenue
Boston, MA 02111

FUND ADMINISTRATOR:

STATE STREET BANK AND TRUST COMPANY
2 Lafayette Avenue
Boston, MA 02111

TRANSFER AGENT:

ALPS MUTUAL FUNDS SERVICES, INC.
1625 Broadway, Suite 2200
Denver, CO 80202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers Center
300 Madison Avenue
New York, NY 10017

LEGAL ADVISORS:

KATTEN MUCHIN ROSENMAN
525 West Monroe Street
Chicago, IL 60661-3693


TRUSTEES AND OFFICERS

TRUSTEE AND CHAIRMAN
Kevin Hennessey

TRUSTEE
Janice Brennan

TRUSTEE
Thomas Willis

TRUSTEE, PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER*
Steven Luttrell

VICE PRESIDENT, TREASURER AND PRINCIPAL FINANCIAL OFFICER
Stacey Feller

SECRETARY AND
CHIEF COMPLIANCE OFFICER
Christopher Appler

ASSISTANT SECRETARY AND
ASSISTANT TREASURER
Bernard Bresnahan

*Interested Trustee

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TELEPHONE (toll-free):               1-866-372-5338

U.S. MAIL:                           DRAKE FUNDS
                                     c/o ALPS Distributors, Inc.
                                     PO Box 8347
                                     Denver, CO 80201

EMAIL:                               drakefunds@drakemanagement.com

INTERNET:                            http://www.drakefunds.com

The Drake Funds are distributed by ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202, www.alpsinc.com, 1-866-383-6273.

Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds' prospectus. A copy of the prospectus is available at www.drakefunds.com or by calling ALPS Distributors, Inc. at 1-888-383-6273. Please read the prospectus carefully before you invest or send money.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The credit quality of the investments in the Funds' portfolios does not apply to the stability or safety of the Funds.

[DRAKE FUNDS LOGO]
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Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officers, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)     There have been no amendments during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(e)     Not applicable.

(f)(1) A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.



Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

(a)(2) Ms. Janice Brennan is the audit committee financial expert and she is "independent" for purposes of Item 3 of Form N-CSR.

(a)(3)  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - Audit fees billed for the registrant for the last two fiscal years are described in the table below. These amounts represent aggregate fees billed by the registrants' independent accountant, PricewaterhouseCoopers LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.

                  Fund                   2005                 2006

         Total Return Fund               $30,000              $35,000

         Low Duration Fund               $30,000              $35,000


(b) Audit-Related Fees - There were no additional fees billed in the fiscal years ended October 31, 2005 and 2006 for assurance and related services by the Accountant that were


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reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees - The tax fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are described in the table below. These services were for the completion of each fund's federal, state, and excise tax returns.

                  Fund                      2005              2006

         Total Return Fund                  $7,000            $8,100

         Low Duration Fund                  $7,000            $8,100


(d) All Other Fees - There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1) The registrant's board of trustees pre-approved the engagement of the Accountant for the last two fiscal years at a meeting of board of trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

        (2) There were no services as described in each of paragraph (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not Applicable.

(g) There were no non-audit fees billed by the Accountant for services rendered to the registrant, the registrant's investment advisers, or any other entity controlling, controlled by, or under common control with the registrant's investment advisers.

(h)     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.


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        A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

        Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officers and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)  Code of Ethics required by Item 2 of Form N-CSR is filed herewith as
Exhibit 12.(a)(1).

(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)  Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).
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SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Drake Funds Trust

By: /s/ Steven J. Luttrell
    ----------------------
Name: Steven J. Luttrell
Title: President & Principal Executive Officer
Date: January 08, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven J. Luttrell
    ----------------------
Name: Steven J. Luttrell
Title: President & Principal Executive Officer
Date: January 08, 2007

By: /s/ Stacey Feller
    ----------------------
Name: Stacey Feller
Title: Vice President, Treasurer & Principal Financial Officer
Date: January 08, 2007